EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Sec.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Zenergy Brands, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2018, as filed with the Securities Exchange Commission on the date hereof (the “Report”), Alex Rodriguez, the Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

April 15, 2019	/s/ Alex Rodriguez
Alex Rodriguez
Chief Executive Officer and Chief Financial Officer